Form N-CSR Item 10(b) Exhibit
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CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of The Massachusetts Health & Education
Tax-Exempt Trust (the "Fund"), that:

(a) the Annual Report of the Fund on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Date: February 19, 2004
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/s/ Kristin S. Anagnost
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Kristin S. Anagnost
Treasurer


Date: February 19, 2004
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/s/ Thomas J. Fetter
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Thomas J. Fetter
President